FINANCIAL INVESTORS TRUST

(the “Trust”)

ALPS Balanced Opportunity Fund

(the “Fund”)

Supplement dated february 18, 2025

to the PROSPECTUS AND Statement of Additional Information

dated October 4, 2024, AS SUPPLEMENTED

Effective as of the date of this supplement, the following replaces the first under the sub-heading “Sales Charge When You Purchase Investor Class, Class A, or Class C shares” in the Fund’s Prospectus:

Sales Charge When You Purchase Investor Class, Class A, or Class C shares

Below is a summary of certain features of Investor Class, Class A, and Class C shares:

	Investor Class	Class A	Class C
Initial Sales Charge	None	Up to 3.25%(1)	None
Contingent Deferred Sales Charge (“CDSC”)	None	None (except on redemptions of certain large purchases held for less than 12 months)	1.00% on redemptions within 12 months
Distribution and Service Fees	Up to 0.40%	Up to 0.40%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally higher than Class C due to lower annual expenses	Generally lower than Investor Class due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

(1)	Depending on the total assets you invest. A CDSC of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $250,000. See Section titled “Contingent Deferred Sales Charge” below.

Effective as of the date of this supplement, the following replaces the tables under the sub-heading “Sales Charge When You Purchase Investor Class, Class A, or Class C shares—Class A Shares” in the Fund’s Statement of Additional Information:

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the table and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Investment	Dealer Concession as a Percentage of Offering Price*
Less than $100,000	3.25%	3.36%	3.00%
$100,000-$249,999	3.00%	3.09%	2.75%
$250,000-$4,999,999	0.00%	0.00%	1.00%
$5,000,000-$9,999,999	0.00%	0.00%	0.50%
$10,000,000-$49,999,999	0.00%	0.00%	0.25%
$50,000,000 or greater	0.00%	0.00%	0.00%

*	“Offering Price” includes the front-end sales load.

The Investor Class, Class C, and Class I shares do not charge an initial sales load.

Effective as of the date of this supplement, the following replaces the disclosure under the sub-heading “Contingent Deferred Sales Charge—Class A Shares” in the Fund’s Prospectus:

Class A Shares

If you invest $250,000 or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $250,000. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Effective as of the date of this supplement, the following replaces the disclosure under “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” under the sub-headings “Purchase of Shares” and “Dealer Commissions and Compensation” in the Fund’s Statement of Additional Information:

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)	Class C (Sales Charge)
Less than $100,000	3.25%	None**
$100,000-$249,000	3.00%	None**
$250,000 and above	0.00%	None**

*	A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months after a purchase in excess of $250,000.
**	A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months.

Investor Class and Class I shares are offered without an initial sales charge or a contingent deferred sales charge. A contingent deferred sales charge of 1.00% may apply to Class C shares redeemed within 12 months.

Class C shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class C shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account.

Dealer Commissions and Compensation

Class A Shares

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. For all Funds, these purchases consist of purchases of $250,000 or more; purchases by employer-sponsored defined contribution-type retirement plans investing $250,000 or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $5 million, 0.50% on amounts of at least $5 million but less than $10 million and 0.25% on amounts of at least $10 million but less than $50 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $5 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Effective as of the date of this supplement, the following replaces the disclosure under “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” under the sub-heading “Contingent Deferred Sales Charge (“CDSC”)” in the Funds’ Statement of Additional Information:

Contingent Deferred Sales Charge (“CDSC”). Class A share purchases in excess of $250,000 redeemed within 12 months of initial purchase and any Class C share purchases redeemed within 12 months of initial purchase may be charged a CDSC of 1%. The Fund may waive the imposition of a CDSC on redemption of Fund shares under the following circumstances and conditions:

●	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

●	Required minimum distributions from a tax-advantaged retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

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